UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 11, 2014

NEW SOURCE ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35809	38-3888132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
914 North Broadway, Suite 230
Oklahoma City, Oklahoma 73102
(405) 272-3028
(Address of Principal Executive Offices, Including Zip Code)
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    Results of Operations and Financial Condition.
On August 11, 2014, New Source Energy Partners L.P. (the “Partnership”) issued a press release announcing financial and operating results for the quarter ended June 30, 2014. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 9.01     Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated August 11, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New Source Energy Partners L.P.

	By:	New Source Energy GP, LLC, its general partner

Dated: August 11, 2014	By:	/s/ Kristian B. Kos
	Name:	Kristian B. Kos
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 11, 2014